$$NOFOLIO
                                                                    Exhibit 23.3

                          Independent Auditors Consent
                          ----------------------------



The Board of Directors
AgriBioTech, Inc.:

We consent to the use of our report related to the consolidated financial statements of Clark Seeds, Inc. incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.


                                       Bailey & Co., Chtd.



Nampa, Idaho
June 24, 1996